AMENDMENT TO LETTER AGREEMENT FOR EXPLORATION

AND DEVELOPMENT AND MINING JOINT VENTURE

THIS AMENDMENT TO LETTER AGREEMENT FOR EXPLORATION AND DEVLEOPMENT AND MINING JOINT VENTURE (the “Amendment”) is made and entered into this 17th day of November, 2005, by and among Miranda Gold Corp., a British Columbia corporation (“Miranda”), Miranda U.S.A., Inc., a Nevada corporation and wholly-owned subsidiary of Miranda (“MUI”) and Placer Dome U.S. Inc., a California corporation (“PDUS”).

RECITALS

A.

Miranda, MUI and PDUS are parties to that Binding Letter Agreement for Exploration and Development and Mining Joint Venture on the Red Hill Project, Eureka County, Nevada dated October 27, 2004 (the “Exploration Agreement”).

B.

Miranda, MUI and PDUS desire to amend certain terms of the Exploration Agreement as set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, Miranda, MUI and PDUS agree to amend the Exploration Agreement as follows:

1.

The first sentence of paragraph II.A of the Exploration Agreement is revised to read:

Miranda, MUI and PDUS agree that during a five-year Earn-In Period commencing effective as of October 27, 2004 and terminating on October 27, 2009, PDUS may exercise the Acquisition Right (if it has incurred the required amount of Work Expenditures) at any time during that Earn-In Period.

2.

Paragraph II.B of the Exploration Agreement is hereby revised to read in its entirety as follows:

B.

In order to keep this letter agreement in full force and effect and retain its Acquisition Right, in addition to the Initial Payment, PDUS must make cash payments to MUI (“Periodic Payments”) in accordance with the following schedule:

Due Date	Amount

First Anniversary Date	$25,000
Second Anniversary Date	$25,000
Third Anniversary Date	$100,000

Fourth Anniversary Date	$150,000
Fifth Anniversary Date	$200,000

For purposes of this letter agreement, the term “Anniversary Date” shall mean the date one or more years following the Effective Date of this letter agreement.  Under no circumstances shall the obligation to make any Periodic Payment under this paragraph II.B be deemed to have accrued prior to the date such payment is due; provided, however, that if PDUS accelerates the schedule for completion of the Work Expenditures pursuant to paragraph II.C.2, PDUS must pay the entire amount of remaining Periodic Payments owed to MUI in order to exercise the Acquisition Right.

3.

Paragraph II.C.1 of the Exploration Agreement is hereby revised to read in its entirety as follows:

1.

The amounts of Work Expenditures required to be made on or for the benefit of the Property in order for PDUS to keep this letter agreement in full force and effect and retain the Acquisition Right are set forth in the following schedule (all amounts set forth below and elsewhere in this letter agreement are in U.S. dollars):

(a)

$100,000 (which is a firm commitment, as set forth above) during the period from October 27, 2004 through October 27, 2005;

(b)

$175,000 (optional) during the period from October 27, 2005 through October 27, 2006;

(c)

$250,000 (optional) during the period from October 27, 2006 through October 27, 2007;

(d)

$325,000 (optional) during the period from October 27, 2007 through October 27, 2008; and

(e)

$1,150,000 (optional) during the period from October 27, 2008 through October 27, 2009.

4.

As specifically amended pursuant to this Amendment, the parties hereby acknowledge, agree and confirm that all of the terms and conditions of the Exploration Agreement are in full force and effect.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

MIRANDA GOLD CORP.,

a British Columbia corporation

By:

______________________________

Name:

______________________________

Its:

______________________________

MIRANDA U.S.A., INC.,

a Nevada corporation

By:

______________________________

Name:

______________________________

Its:

______________________________

PLACER DOME U.S. INC.,
a California corporation

By:  ______________________________

Name:  William C. Howald

Its:

______________________________